Rule 497(e)

Registration Nos. 333-143964 and 811-21944

FIRST TRUST EXCHANGE-TRADED FUND II
(the “Trust”)

FIRST TRUST NASDAQ SMARTPHONE INDEX FUND
(the “Fund”)

SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
EACH DATED FEBRUARY 1, 2019

DATED MARCH 12, 2019

Important Notice Regarding Change in Investment Objective

Notwithstanding anything to the contrary in the Fund’s Prospectus or Statement of Additional Information, on or around May 29, 2019, First Trust Nasdaq Smartphone Index Fund will seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Indxx 5G & NextG Thematic Index (the “New Index”). Currently, the Fund seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Nasdaq CTA Smartphone IndexSM. The New Index is expected to be composed of up to 100 securities issued by companies that have devoted, or have committed to devote, material resources to the research, development and application of fifth generation (5G) and next generation cellular technologies.

Additionally, on or around May 29, 2019, the Fund’s name is expected to change to First Trust Indxx NextG ETF and its new ticker symbol is expected to be NXTG. The Fund’s shares will continue to be listed for trading on The Nasdaq Stock Market LLC and Indxx, LLC will serve as the Fund’s index provider.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND’S PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE